RECORDING REQUESTED BY AND
AFTER RECORDING RETURN TO:

Midland Loan Services, Inc.
10851 Mastin
Overland Park, Kansas 66210
Attention: Shay Janssen
Loan No 94-0950186


                                     CONSENT
                                     -------
                            AND ASSUMPTION AGREEMENT
                            ------------------------
                 WITH RELEASE AND MODIFICATION OF LOAN DOCUMENTS
                 -----------------------------------------------


         This Consent and Assumption Agreement With Release and Modification of Loan Documents (this "Agreement") is entered into as of June 6, 2005, by and
                      ---------
among Deer Valley Financial Center, LLC, Huntington Company, L.L.C. and Geneva Company, L.L.C., each an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively, "Seller"), with
                                                                  ------
an address c/o Hannay Investment Properties, Inc., Attn: R. Craig Hannay, 22601 North 19th Avenue, Suite 218, Phoenix, Arizona 85027; R. Craig Hannay ("Seller's
                                                                        --------
Principal"), with the same address as Seller; A&B Deer Valley LLC, as to a
---------
24.78% undivided interest, ABP Deer Valley LLC, as to a 21.49% undivided interest and WDCI Deer Valley LLC, as to a 53.73% undivided interest, each a Delaware limited liability company, as Tenants in Common (individually and collectively, "Buyer"), with an address c/o A & B Properties, Inc., Attn:
               -----
Norbert Buelsing, 822 Bishop Street, Honolulu, Hawaii 96813; Alexander & Baldwin, Inc., a Hawaii corporation ("Buyer's Principal"), with the same address
                                      -----------------
as Buyer; and Midland Loan Services, Inc., a Delaware corporation, as Attorney-in-Fact for Wells Fargo Bank N.A., formerly known as Wells Fargo Bank Minnesota, N.A. as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5 (collectively referred to herein as "Lender"), with an address of
                                                    ------
10851 Mastin, Overland Park, Kansas 66210.


                                    RECITALS
                                    --------

         A. Seller is the owner of certain real property located in Maricopa County, Arizona, commonly known as 22601 North 19th Avenue, Phoenix, Arizona, which real property is more particularly described in Exhibit A
                                                               ---------
attached hereto and incorporated herein by reference. Such real property, together with all improvements, fixtures and personal property located thereon is collectively referred to as the "Property".
                                    --------

         B.       Lender is the owner and holder of certain documents (the
"Loan Documents") evidencing and securing a loan (the "Loan") made by PNC Bank,
 --------------
National Association ("Original Lender"), to Seller, which Loan was assigned by
                       ---------------
Original Lender to Lender by an Assignment of Loan Documents (the "Assignment"),
                                                                   ----------
dated September 30, 2003, and recorded March 16, 2004, in the office of the County Recorder in and for Maricopa County, Arizona (the "Recording Office"). In
                                                          ----------------
addition to the Assignment, the Loan Documents include, without limitation, the:

         (i)      Promissory Note (the "Note") dated as of September 18, 2003,
                                        ----
                  in the original principal amount of $11,625,000.00, executed by Seller, as maker, in favor of Original Lender, and endorsed by Original Lender to Lender;

         (ii) Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (the "Security Instrument") dated as
                                                 -------------------
                  of September 18, 2003, executed by Seller in favor of Original Lender, filed for record September 18, 2003, in the Recording Office as Document No. 20031312703, and assigned by Original Lender to Lender by the Assignment;

         (iii)    Assignment of Leases and Rents (the "Assignment of Leases")
                                                       --------------------
                  dated as of September 18, 2003, executed by Seller in favor of Original Lender, filed for record September 18, 2003, in the Recording Office as Document No. 20031312704, and assigned by Original Lender to Lender by the Assignment;

         (iv)     Non-Recourse Indemnification Agreement (the "Indemnity") dated
                                                               ---------
                  as of September 18, 2003, executed by Seller's Principal in favor of Original Lender, and assigned to Lender by the Assignment;

         (v)      Spouse Certificate (the "Spouse Certificate") dated as of
                                           ------------------
                  September 16, 2003, executed by Kristen Kay Hannay, the Seller's Principal's spouse, in favor of Original Lender, and assigned to Lender by the Assignment;

         (vi)     Environmental Indemnity Agreement (the "Environmental
                                                          -------------
                  Indemnity") dated as of September 18, 2003, executed by Seller
                  ---------
                  and Seller's Principal in favor of Original Lender, and assigned to Lender by the Assignment;

         (vii) Estoppel, Subordination and Consent of Manager (the "Management Subordination") dated as of September 18, 2003,
                   ------------------------
                  executed by Hannay Investment Properties, Inc., an Arizona corporation, in favor of Original Lender, and assigned to Lender by the Assignment;

         (viii)   Borrower's Certificate (the "Borrower Certificate") dated as
                                               --------------------
                  of September 18, 2003, executed by Seller in favor of Original Lender, and assigned to Lender by the Assignment;

         (ix)     Security Agreement and Lock Box Agreement (the "Lock Box
                                                                  --------
                  Agreement") dated as of September 18, 2003, executed by Seller
                  ---------
                  in favor of Original Lender, and assigned to Lender by the Assignment;

         (x) Tenant Improvement and Leasing Commission Escrow Agreement (the "TILC Agreement") dated as of September 18, 2003,
                        --------------
                  executed by Seller in favor of Original Lender, and assigned to Lender by the Assignment;

         (xi)     Capital Improvement Escrow Agreement (the "CIE Agreement")
                                                             -------------
                  dated as of September 18, 2003, executed by Seller in favor of Original Lender, and assigned to Lender by the Assignment;

         (xii)    Security Agreement for Letter of Credit (the "Security
                                                                --------
                  Agreement") dated as of September 18, 2003, executed by Seller
                  ---------
                  in favor of Original Lender, and assigned to Lender by the Assignment;

         (xiii)   Blackboard Campuswide Escrow Agreement (the "Blackboard
                                                               ----------
                  Agreement") dated as of September 18, 2003, executed by Seller
                  ---------
                  in favor of Original Lender, and assigned to Lender by the Assignment;

         (xiv) Arizona UCC-1 Financing Statement executed by Deer Valley Financial Center, LLC, Huntington Company, L.L.C., Geneva Company, L.L.C and Metzger Deer Valley, LLC, in favor of Original Lender, recorded September 18, 2003, in the Recording Office as Document No. 20031312705, and assigned by Original Lender to Lender by UCC Financing Statement Amendment recorded May 12, 2004, in the Recording Office;

         (xv) Arizona UCC-1 Financing Statement executed by Deer Valley Financial Center, LLC, Huntington Company, L.L.C. and Geneva Company, L.L.C., in favor of Original Lender, filed September 24, 2003, in the office of the Arizona Secretary of State as instrument No. 200312790519, and assigned by Original Lender to Lender by UCC-3 Financing Statement Amendment filed March 22, 2004, in the office of the Arizona Secretary of State; and

         (xvi) Delaware UCC-1 Financing Statement executed by Metzger Deer Valley, LLC, in favor of Original Lender, filed September 24, 2003, in the office of the Delaware Secretary of State as instrument No. 3259656 0, and assigned by Original Lender to Lender by UCC-3 Financing Statement Amendment filed March 22, 2004, in the office of the Delaware Secretary of State.

         C. Midland Loan Services, Inc. services the Loan for Lender, as master servicer, pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2003.
 -------------------------------

         D. Seller and Buyer's members have entered into a Acquisition Agreement (Deer Valley Financial Center) (the "Purchase Agreement") dated
                                               ------------------
February 10, 2005, the buyer's rights and obligations to acquire the Property under which were assigned by Buyer's members to Buyer by an Assignment of Acquisition Agreement, dated May 20, 2005. Pursuant to the Purchase Agreement, the Property is to be transferred to Buyer, and Buyer is to assume the Loan
(the "Transfer and Assumption"), and Seller and Buyer have requested that Lender
      -----------------------
consent to the Transfer and Assumption.

         E. Without the prior consent of the Lender, the Transfer and Assumption would constitute a default under the Original Loan Documents. Subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transfer and Assumption.

         F.       With respect to Seller and Seller Principal, the term "Loan
                                                                         ----
Documents" as used hereinafter shall mean the Original Loan Documents. With
---------
respect to Buyer and Buyer Principal, the term "Loan Documents" as used
                                                --------------
hereinafter shall mean collectively the Original Loan Documents (except to the extent amended or replaced pursuant to this Agreement), this Agreement, and all other documents, instruments and agreements executed by Buyer or Buyer Principal in connection with the Loan or the Transfer and Assumption.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1.       Consent to Transfer. Subject to satisfaction of all of the
                  -------------------
conditions contained herein, Lender consents to the Transfer and Assumption. This consent is strictly limited to the Transfer and Assumption described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that any subsequent transfer of any interest in any of the Property or interest in Buyer in violation of the Loan Documents shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.

         2.       Loan Information. The parties hereto agree that as of the
                  ----------------
date hereof:

                  (a) The outstanding principal balance of the Note is $11,409,858.14.

                  (b) The interest rate of the Note is a fixed rate of 6.2% per annum.

                  (c)  The maturity date of the Note is October 1, 2013.

                  (d) The following listed payments are due and payable on the first day of each and every calendar month:

                       o   $71,199.52     principal and interest installments;

                       o   $30,512.81     tax escrow deposits;

                       o   $3,134.98      insurance escrow deposits;

                       o   $2,110.00      replacement reserve escrow deposits;
                                          and

                       o   $15,000.00     tenant improvements reserve escrow
                                          deposits.

                  (e) The current balance of each escrow account held by Lender with respect to the Loan Note is:

                       o   $148,406.24     tax escrow account;

                       o   $19,228.11      insurance escrow account;

                       o   $11,275.92      replacement reserve escrow account;
                                           and

                       o   $42,414.69      tenant improvements reserve escrow
                                           account.

                  (f) All required payments due through June 1, 2005, under the Loan Documents have been paid.

                  (g) There are no defenses or claims of setoffs with respect to any sums or amounts owing under the Loan Documents.

                  (h) Lender is the current owner and holder of the Loan Documents.

                  (i) There is no existing Event of Default (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

         3.       Conditions. In addition to any other conditions set
                  ----------
forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transfer and Assumption (the "Closing"):
 -------

                  (a) The execution, acknowledgment, delivery and recordation of this Agreement by all of the parties concurrently with the Closing.

                  (b) The execution, delivery and recordation or filing, as applicable, of one or more new financing statements, or amendments to existing financing statements as required by Lender at Closing.

                  (c) Buyer's delivery to Lender of satisfactory evidence that all insurance over the Property required by the Loan Documents (the "Required Insurance") is in full force and
                                       ------------------
                       effect as of the Closing, with all required premiums paid, and contains a mortgagee's clause (the "Mortgagee's
                                                                     -----------
                       Clause") satisfactory to Lender in favor of Wells Fargo
                       ------
                       Bank Minnesota, N.A. as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5 and/or assigns, c/o Midland Loan Services, Inc., Master Servicer, Post Office Box 419127, Kansas City, Missouri 64141-6127; re: Loan Number 94-0950186.

                  (d) Lender's receipt of a satisfactory Title Endorsement (hereinafter defined).

                  (e) The full release and reconveyance of any other liens or monetary encumbrances against the Property.

                  (f) Lender's receipt of all of the Required Payments (hereinafter defined).

                  (g) Lender's receipt of a new Non-Recourse Indemnification Agreement (the "New Indemnity") executed by Buyer's
                                       -------------
                       Principal in form and substance acceptable to Lender.

                  (h) Lender's receipt of a new Environmental Indemnity Agreement (the "New Environmental Indemnity")
                                       ---------------------------
                       executed by Buyer and Buyer's Principal in form and substance acceptable to Lender.

                  (i) Lender's receipt of a new Borrower's Certificate (the "New Borrower Certificate") executed by Buyer in form
                        ------------------------
                       and substance acceptable to Lender.

                  (j) Lender's receipt of an Assignment and Subordination of Management Agreement (the "Management Assignment")
                                                     ---------------------
                       executed by Buyer and Hannay Investment Properties, Inc., an Arizona corporation ("Agent") in form and substance acceptable to Lender.

                  (k) Lender's receipt of a Tenants-In-Common Agreement (the "TIC Agreement") executed by Buyer in form and
                             -------------
                       substance satisfactory to Lender.

         4.       Fees, Payment and Expenses. Buyer and/or Seller covenants and
                  --------------------------
agrees to pay to Lender at Closing the following (the "Required Payments"):
                                                       -----------------

                  (a) $114,098.58, as an assumption fee for Lender's consent to the Transfer and Assumption of the Loan (the "Assumption Fee").
                             --------------

                  (b) $N/A, as Lender's fee for Financial Reports on the Buyer (the "Reports Fee").
                                   -----------

                  (c)  $11,733.10 for insurance reserve payment.

                  (d)  $1,100.00 for inspection fees.

                  (e)  (N/A).

                  (f)  Lender's counsel's fees and costs.

         5.       Title Endorsement. At Closing, Buyer shall (a) cause Chicago
                  -----------------
Title Insurance Company to issue such endorsement to Lender's mortgagee's title insurance policy (Policy No. 2302681) in such form as Lender may require ("Title Endorsement"), including showing that the Buyer is the owner of the
  -----------------
Property, changing the effective date of such title policy to the date of the Closing, and showing that the Loan Documents are in a first lien position, and
(b) pay the cost of the Title Endorsement, any escrow, filing or recording fees applicable to this transaction, and Lender's costs and expenses incurred in connection with this Agreement or this transaction, including Lender's attorneys' fees, if any, incurred in connection with this Agreement or this transaction.

         6.       Buyer's Assumption of Loan; Financing Statements.  Buyer
                  ------------------------------------------------
hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note, and all other obligations under the Loan Documents, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower or grantor, as applicable. Without limiting the generality of the foregoing, Buyer expressly assumes the obligation to pay all Loan installments as they become due and to observe all obligations of the Loan Documents. Buyer's assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. Buyer expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Documents. Buyer specifically agrees that if the Note is recourse, Lender's remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the Loan.

         Buyer hereby authorizes Lender to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the security agreement contained in the Loan Documents, without signature of Buyer where permitted by law. Buyer hereby confirms that it grants Lender a security interest in all fixtures and personal property collateral described in the Loan Documents.

         7.       Environmental Matters. Buyer agrees, at its sole cost
                  ---------------------
and expense, to keep or cause the Property to be kept free of any hazardous, toxic or infectious substance, material, gas or waste, including, without limitation, asbestos, petroleum products and underground storage tanks, which is or becomes regulated by any governmental authority with jurisdiction over the Property or Buyer, or which has been identified as a toxic cancer-causing, or other hazardous substance (collectively the "Hazardous Materials"), and to
                                             -------------------
remove or take remedial action with regard to any Hazardous Materials released into the environment at, on or near the Property, provided that:

                  (a) Any such removal or remedial action shall be undertaken in a manner so as to minimize any impact on tenants of the Property.

                  (b) Buyer shall indemnify Lender for any action taken by Buyer to comply with this requirement.

                  (c) In the event Buyer fails to fully comply with this requirement and fails to cure such failure within 30 days after Lender gives written notice to Buyer, Lender may, at its sole option, declare the Loan immediately due and payable and/or cause the Hazardous Materials to be removed from the Property and add all costs incurred in affecting the removal to the balance of the Loan. Buyer grants to Lender and its agents and employees access to the Property and the license to remove such Hazardous Materials.

                  (d) All representations and warranties of Buyer set forth herein are in addition to and not in lieu of the New Environmental Indemnity, referred to above.

         8.       Environmental Indemnification. Supplementing the terms of the
                  -----------------------------
Loan Documents, Buyer acknowledges and agrees that it will reimburse, defend, indemnify and hold Lender, its officers, agents, loan servicers and employees harmless from and against any and all liabilities, claims, damages, penalties, expenditures, losses or charges (including, but not limited to, all costs of investigation, monitoring, legal fees, remedial response, removal, restoration or permit acquisition) which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of:

                  (a) any Hazardous Materials existing on, in, above or under the Property at the time of execution of this Agreement or at any time in the future;

                  (b) any investigation, monitoring, cleanup, removal, restoration, remedial response or remedial work undertaken with regard to Hazardous Materials on, in, above or under the Property.

         All representations, warranties, covenants, agreements and indemnities of Buyer in Section 7 and/or Section 8 hereof shall not be affected by any investigation by or on behalf of Lender or by any information Lender may have or obtain with respect thereto, and are in addition to and not in lieu of the New Environmental Indemnity referred to above executed by Buyer and Buyer's Principal being delivered to Lender at the Closing.

         9.       No Representations of Lender. The parties hereto agree that
                  ----------------------------
(a) Lender has made no representations or warranties, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.

         10.      Modification of Loan Documents. Commencing with the
                  ------------------------------
installment payment due on June 1, 2005, the scheduled monthly payment under
Section 2 of the TILC Agreement is increased from the original payment of $8,334.00 to a payment of $15,000.00, and the Maximum Escrow Amount in Section 24.(a) of the CIE Agreement is increased from $50,628.00 to $78,000.00.

         11.      Seller's Representations and Warranties. Seller hereby
                  ---------------------------------------
represents and warrants that:

                  (a) Seller is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement.

                  (b) Any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained.

                  (c) The entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement.

                  (d) This Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, and have not been modified either orally or in writing.

                  (e) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

                  (f) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

                  (g) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

                  (h) The next payment for real property taxes applicable to the Property is due on or before October 1, 2005.

                  (i) All representations and warranties in the Purchase Agreement are true and correct.

                  (j) All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

         12.      Buyer's Representations and Warranties. Buyer hereby
                  --------------------------------------
represents and warrants that:

                  (a) Buyer is duly authorized to execute, deliver and perform this Agreement.

                  (b) Any court or third-party approvals necessary for Buyer to enter into this Agreement have been obtained.

                  (c) The entities and/or persons executing this Agreement on behalf of Buyer are duly authorized to execute and deliver this Agreement.

                  (d) This Agreement, the New Environmental Indemnity, the New Borrower's Certificate, the Management Assignment and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms and have not been modified either orally or in writing.

                  (e) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

                  (f) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

                  (g) The next payment for real property taxes applicable to the Property is due on or before October 1, 2005.

                  (h) All representations and warranties in the Purchase Agreement are true and correct.

                  (i) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Buyer.

                  (j) Buyer does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

                  (k) All of the Required Insurance is in full force and effect, with all required premiums paid, and contains the required Mortgagee's Clause.

                  (l) All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

         13.      Buyer's Principal's Representations and Warranties. Buyer's
                  --------------------------------------------------
Principal hereby represents and warrants that:

                  (a) Buyer's Principal is duly authorized to execute, deliver and perform this Agreement.

                  (b) Any court or third-party approvals necessary for Buyer's Principal to enter into this Agreement have been obtained.

                  (c) The entities and/or persons executing this Agreement on behalf of Buyer's Principal are duly authorized to execute and deliver this Agreement.

                  (d) This Agreement, the New Indemnity and the New Environmental Indemnity are in full force and effect and the transaction contemplated therein constitute valid and binding obligations of Buyer's Principal, enforceable against Buyer's Principal in accordance with their terms, and have not been modified either orally or in writing.

                  (e) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Buyer's Principal.

                  (f) Buyer's Principal does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

                  (g) All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

         14.      Release of Seller and Seller's Principal. Lender hereby
                  ----------------------------------------
releases Seller and Seller's Principal from all liability and obligations under the Loan Documents arising from and after the Closing, including, but not limited to, repayment of the Loan, but excepting, without limitation (i) any environmental or other damage to the Property occurring prior to the Closing,
(ii) any obligations arising from the Purchase Agreement, (iii) any liability related to or arising from Seller's or Seller's Principal's acts or omissions occurring prior to the Closing, and (iv) any liability related to or arising from fraudulent or tortious conduct, including intentional misrepresentation of financial data presented to Lender.

         15.      Release of Lender. Seller and Seller's Principal for
                  -----------------
themselves and for their agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Seller Releasing Parties") jointly
                                           ------------------------
and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Seller Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender's exercise or attempts to exercise any of its rights under this Agreement, any of the Loan Documents, at law or in equity. The Seller Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Seller Releasing Parties, or anyone claiming by, through or under any of the Seller Releasing Parties. The Seller Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         Buyer and Buyer's Principal, for themselves and for their agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Buyer Releasing Parties") jointly and severally release and forever discharge
 -----------------------
Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occurring prior to the Closing in connection with the transactions contemplated hereby. The Buyer Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Buyer Releasing Parties, or anyone claiming by, through or under any of the Buyer Releasing Parties. The Buyer Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         16. Ratification and Confirmation of the Loan. Buyer agrees to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement, in accordance with their respective terms and conditions. Buyer ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents, as specifically modified by this Agreement, remain in full force and effect and represent legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms. Buyer agrees that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents.

         At all times Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Loan Documents. Although Lender may accept certain evidence of insurance for purposes of closing the Assumption, the Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer's compliance with the insurance provisions of the Loan Documents and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Loan Documents. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Loan Documents nor any of the remedies provided therein for failure to secure such required insurance coverage.

         17.           Nonwaiver. The parties hereto acknowledge and agree that
                       ---------
(a) any performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender's ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender's rights or remedies with respect to any default under this Agreement or any Loan Document.

         18.           Bankruptcy of Buyer or Buyer's Principal. Buyer covenants
                       ----------------------------------------
and agrees that in the event Buyer shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. ss.101 et seq., the "Code"), (ii) file or be the
                                  ------        ----
subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

         Buyer's Principal covenants and agrees that in the event Buyer's Principal shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer's Principal irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer's Principal irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer's Principal agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Buyer's Principal further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer's Principal agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

         19.      Section 1031 Exchange. Buyer and Buyer's Principal informed
                  ---------------------
Lender that Buyer is acquiring the Property and assuming the Loan as part of a transaction which Buyer and Buyer's Principal anticipated will comply with the provisions of Section 1031 of the Internal Revenue Code allowing the deferment of any taxable gain or loss as the exchange of like kind property. Buyer and Buyer's Principal acknowledge that they have not relied on any advice, representations or statements of Lender or Midland Loan Services, Inc. or their respective employees or agents concerning the tax, legal or investment consequences of Buyer's acquisition of the Property and the assumption of the Loan, including, without limiting the generality of the foregoing, whether the acquisition of the Property and assumption of the Loan will comply with the requirements of Section 1031 of the Internal Revenue Code or whether the Buyer's and Buyer's Principal's investment in the Property is suitable, but instead Buyer and Buyer's Principal have obtained such tax, legal and investment advice as the effect of Buyer's acquisition of the Property and assumption of the Loan from their own legal and other financial advisors.

         20.      Compliance with Interest Law. It is the intention of the
                  ----------------------------
parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the "Interest Law"). Accordingly, notwithstanding anything to the contrary in the
 ------------
Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Documents (the "Indebtedness") (or if the Indebtedness shall have been paid
                     ------------
in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduced to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

         21.      Further Assurances. The parties hereto agree to do any act or
                  ------------------
execute any additional documents required by Lender, from time to time, to correct errors in the documenting of the Transfer and Assumption, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents.

         22.      Liability. If any party hereto consists of more than one
                  ---------
person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.

         23.      Severability. If any term, covenant or condition of this
                  ------------
Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

         24.      Applicable Law; Jurisdiction. This Agreement shall be governed
                  ----------------------------
and construed in accordance with the laws of the state in which the Property is located. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

         25.      No Restrictions on Performance. The execution and delivery of
                  -------------------------------
this Agreement and compliance with the provisions hereof will not conflict with or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

         26.      Definitions. Unless the context clearly indicates a contrary
                  -----------
intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Not withstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it.

         27.      Securities Act of 1933. Neither Seller, Buyer, Seller's
                  ----------------------
Principal, Buyer's Principal nor any agent acting for any of them has offered the Note or any similar obligation for sale to or solicited any offers to buy the Note or any similar obligation from any person or party other than Lender, and neither Seller, Buyer, Seller's Principal, Buyer's Principal, nor any agent acting for any of them will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

         28.      Compliance with ERISA. As of the date of this Agreement,
                  ---------------------
neither Seller, Buyer, Seller's Principal nor Buyer's Principal maintains any employee benefit plan which requires compliance with ERISA. If at any time Seller, Buyer or Principal shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

         29.      Sole Discretion of Lender. Wherever pursuant to this Agreement
                  -------------------------
Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender's decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         30.      Headings, Etc. The headings and captions of various paragraphs
                  -------------
of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         31.      Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

         32.      Integration, Survival. This Agreement and the Loan Documents
                  ---------------------
embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement or the Loan Documents shall survive the Closing, and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

         33.      No Oral Change. This Agreement, and any provisions hereof, may
                  --------------
not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         34.      Notices. Except as otherwise specified herein, any notice,
                  -------
consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement.

         35.      Subordination of Management Fees. After the Transfer and
                  --------------------------------
Assumption, the Property will be managed by Agent for a monthly fee in an amount not to exceed three percent (3%) of gross rents received (the "Management
                                                               ----------
Fees"). Payment of the Management Fees is hereby and shall at all times continue
----
to be subject and unconditionally subordinate in all respects in lien and payment to any operating expenses of the Property, including all payments due under the Loan Documents.

         36.      WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY,
                  --------------------
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S CONSENT TO THE TRANSFER AND ASSUMPTION.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.


                                  SELLER:

                                  Deer Valley Financial Center, LLC,
                                  an Arizona limited liability company

                                  By: Hannay Investment Properties, Inc.,
                                      an Arizona corporation
                                      Manager

                                      By: /s/ R. Craig Hannay
                                          ---------------------------------
                                          R. Craig Hannay
                                          President

                                  Date:
                                        -----------------------------
                                  Tax ID 20-0115681



                                  [Signatures continued on next page]


                                  Huntington Company, L.L.C.,
                                  an Arizona limited liability company

                                  By: Hannay Investment Properties, Inc.,
                                      an Arizona corporation
                                      Manager

                                      By: /s/ R. Craig Hannay
                                          ---------------------------------
                                          R. Craig Hannay
                                          President

                                  Date:
                                        -----------------------------
                                  Tax ID 86-0723187


                                  Geneva Company, L.L.C.,
                                  an Arizona limited liability company

                                  By: Hannay Investment Properties, Inc.,
                                      an Arizona corporation
                                      Manager

                                      By: /s/ R. Craig Hannay
                                          ---------------------------------
                                          R. Craig Hannay
                                          President

                                  Date:
                                        -----------------------------
                                  Tax ID 86-0733848


                                  Metzger Deer Valley, LLC,
                                  a Delaware limited liability company

                                  By: Metzger Family of Saratoga, LLC,
                                      a New York limited liability company
                                      Sole Member

                                      By: /s/ Irving L. Metzger
                                          ---------------------------------
                                          Irving L. Metzger
                                          Managing Member

                                  Date:
                                        -----------------------------
                                  Tax ID 77-0608616



                                  SELLER'S PRINCIPAL:

                                  /s/ R. Craig Hannay
                                  ---------------------------------
                                  R. Craig Hannay

                                  Date:
                                        -----------------------------



                                  BUYER:

                                  A&B Deer Valley LLC,
                                  a Delaware limited liability company

                                  By: A & B Properties, Inc.,
                                      a Hawaii corporation
                                      Manager

                                      By: /s/ R. K. Sasaki
                                          ---------------------------------
                                      Print Name: R. K. Sasaki
                                      Its: President


                                      By: /s/ Paul Hallin
                                          ---------------------------------
                                      Print Name: Paul Hallin
                                      Its: Senior Vice President

                                  Date:
                                        -----------------------------
                                  Tax ID 99-0032630



                                  [Signatures continued on next page]




                                  ABP Deer Valley LLC,
                                  a Delaware limited liability company

                                  By: A & B Properties, Inc.,
                                      a Hawaii corporation
                                      Manager

                                      By: /s/ R. K. Sasaki
                                          ---------------------------------
                                      Print Name: R. K. Sasaki
                                      Its: President


                                      By: /s/ Paul Hallin
                                          ---------------------------------
                                      Print Name: Paul Hallin
                                      Its: Senior Vice President

                                  Date:
                                        -----------------------------
                                  Tax ID 99-0070429


                                  WDCI Deer Valley LLC,
                                  a Delaware limited liability company

                                  By: A & B Properties, Inc.,
                                      a Hawaii corporation
                                      Manager

                                      By: /s/ R. K. Sasaki
                                          ---------------------------------
                                      Print Name: R. K. Sasaki
                                      Its: President


                                      By: /s/ Paul Hallin
                                      Print Name: Paul Hallin
                                      Its: Senior Vice President

                                  Date:
                                        -----------------------------
                                  Tax ID 99-0143448



                                  [Signatures continued on next page]




                                  BUYER'S PRINCIPAL:

                                  Alexander & Baldwin, Inc.,
                                  a Hawaii corporation

                                  By: /s/ N. N. S. Chun
                                      ---------------------------------
                                  Print Name: N. N. S. Chun
                                  Its: Vice President


                                  By: /s/ Alyson J. Nakamura
                                      ---------------------------------
                                  Print Name: Alyson J. Nakamura
                                  Its: Secretary

                                  Date:
                                        -------------------------------
                                  Tax ID #:  99-0032630



                                  LENDER:

                                  Wells Fargo Bank N.A., formerly known as Wells Fargo Bank Minnesota, N.A. as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates,
                                  Series 2003-C5

                                  By: Midland Loan Services, Inc.,
                                      a Delaware corporation,
                                      Attorney-in-Fact

                                      By: /s/ Brad Hauger
                                          ---------------------------------
                                      Print Name: Brad Hauger
                                      Its: Senior Vice-President

                                ACKNOWLEDGEMENTS
                                ----------------

STATE OF ARIZONA       )
                       )ss
COUNTY OF MARICOPA     )

         On this the 6th day of June, 2005, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of Deer Valley Financial Center, LLC, an Arizona limited liability company, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such corporation, by himself as such President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                      /s/ Neil C. Moffett
                                      --------------------------
                                      Notary Public

My Commission Expires: July 24, 2007



STATE OF ARIZONA       )
                       )ss
COUNTY OF MARICOPA     )

         On this the 6th day of June, 2005, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of Hunting Company, L.L.C. an Arizona limited liability company, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such corporation, by himself as such President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                      /s/ Neil C. Moffett
                                      --------------------------
                                      Notary Public

My Commission Expires: July 24, 2007

STATE OF ARIZONA       )
                       )ss
COUNTY OF MARICOPA     )

         On this the ___ day of June, 2005, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of Geneva Company, L.L.C., an Arizona limited liability company, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such corporation, by himself as such President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                      /s/ Neil C. Moffett
                                      --------------------------
                                      Notary Public

My Commission Expires: July 24, 2007



STATE OF NEW YORK      )
                       )ss
COUNTY OF SARATOGA     )

         On this the 2nd day of June, 2005, before me, the undersigned Notary Public, personally appeared Irving L. Metzger, who acknowledged himself to be the Managing Member of Metzger Family of Saratoga, LLC, a New York limited liability company, the sole Member of Metzger Deer Valley, LLC, a Delaware limited liability company, and that he, as such Managing Member, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such limited liability company, by himself as such Managing Member.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                      /s/ Robert L. Katzman
                                      --------------------------
                                      Notary Public

My Commission Expires:
3/5/06

STATE OF ARIZONA       )
                       ) ss.
COUNTY OF MARICOPA     )

         The foregoing instrument was acknowledged before me this 6th day of June, 2005, by R. Craig Hannay, an individual.


                                      /s/ Neil C. Moffett
                                      --------------------------
                                      Notary Public

My Commission Expires: July 24, 2007



STATE OF HAWAII        )
                       ) ss.
COUNTY OF HONOLULU     )

         On this 2nd day of June, 2005, before me personally appeared R. K. Sasaki, to me personally known, who being by me duly sworn, did say that he is the President of A & B Properties, Inc, a Hawaii corporation, the Manager of A&B Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said R. K. Sasaki acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009

STATE OF HAWAII                                 )
                                                ) ss.
COUNTY OF HONOLULU                              )

         On this 2nd day of June, 2005, before me personally appeared Paul Hallin, to me personally known, who being by me duly sworn, did say that he is the Senior Vice President of A & B Properties, Inc, a Hawaii corporation, the Manager of A&B Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said Paul Hallin acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009

STATE OF HAWAII        )
                       ) ss.
COUNTY OF HONOLULU     )

         On this 2nd day of June, 2005, before me personally appeared R. K. Sasaki, to me personally known, who being by me duly sworn, did say that he is the President of A & B Properties, Inc, a Hawaii corporation, the Manager of ABP Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said R. K. Sasaki acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009

STATE OF HAWAII        )
                       ) ss.
COUNTY OF HONOLULU     )

         On this 2nd day of June, 2005, before me personally appeared Paul Hallin, to me personally known, who being by me duly sworn, did say that he is the Senior Vice Presidnt of A & B Properties, Inc, a Hawaii corporation, the Manager of ABP Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said Paul Hallin acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009

STATE OF HAWAII        )
                       ) ss.
COUNTY OF HONOLULU     )

         On this 2nd day of June, 2005, before me personally appeared R. K. Sasaki, to me personally known, who being by me duly sworn, did say that he is the President of A & B Properties, Inc, a Hawaii corporation, the Manager of WDCI Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said R. K. Sasaki acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009

STATE OF HAWAII        )
                       ) ss.
COUNTY OF HONOLULU     )

         On this 2nd day of June, 2005, before me personally appeared Paul Hallin, to me personally known, who being by me duly sworn, did say that he is the Senior Vice President of A & B Properties, Inc, a Hawaii corporation, the Manager of WDCI Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said Paul Hallin acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009


STATE OF HAWAII        )
                       ) ss.
COUNTY OF HONOLULU     )

         On this 2nd day of June, 2005, before me personally appeared
N. N. S. Chun, to me personally known, who being by me duly sworn, did say that he is the Vice President of Alexander & Baldwin, Inc., a Hawaii corporation, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said N. N. S. Chun acknowledged the instrument to be the free act and deed of the corporation.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009

STATE OF HAWAII        )
                       ) ss.
COUNTY OF HONOLULU     )

         On this 2nd day of June, 2005, before me personally appeared Alyson
J. Nakamura, to me personally known, who being by me duly sworn, did say that he is the Secretary of Alexander & Baldwin, Inc., a Hawaii corporation, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said Alyson J. Nakamura acknowledged the instrument to be the free act and deed of the corporation.

         Given under my hand and official seal this 2nd day of June, 2005.

                                   /s/ Cheryl A. Onishi
                                   -----------------------------
SEAL                                   (Signature)

                                       Cheryl A. Onishi
                                   -----------------------------
                                       (Typed or printed name)

                                   NOTARY PUBLIC in and for the State of Hawaii

                                   My appointment expires April 17, 2009





STATE OF KANSAS        )
                       )ss
COUNTY OF JOHNSON      )


         This instrument was acknowledged before me on June 2, 2005, by Brad Hauger, Senior V.P. of Midland Loan Services, Inc., a Delaware corporation, as Attorney-in-Fact for Wells Fargo Bank N.A., formerly known as Wells Fargo Bank Minnesota, N.A. as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5


                                      /s/ Alisa Jefferson
                                      -----------------------
                                      Print Name: Alisa Jefferson
                                      Notary Public in and for said
                                      County and State
                                      My Appointment Expires: 12-2-2008

                                    EXHIBIT A
                                Legal Description
                                -----------------



The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona